UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2003

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

	99	Registrant’s press release dated September 29, 2003

Item 12. Results of Operations and Financial Condition

The Registrant’s press release dated September 29, 2003, reporting lower earnings forecast for 2003 and providing an initial outlook for 2004, is furnished as Exhibit 99 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2003	Sypris Solutions, Inc.

	By:	/s/ David D. Johnson
David D. Johnson
Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99	Registrant’s press release dated September 29, 2003